EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

         In connection with the Quarterly Report of Silverstar Holdings, Ltd. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clive Kabatznik, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

       (2)    The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.


                                       /s/ Clive Kabatznik
                                       -----------------------------
                                       Name: Clive Kabatznik
                                       Chief Executive Officer
                                       Chief Financial Officer
                                       Date: November 14, 2005